NUVEEN ESG LARGE-CAP GROWTH ETF

SUPPLEMENT DATED SEPTEMBER 28, 2021

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 26, 2021

1.

In the Fund Summary section, the tables and disclosure under the sections titled “Fees and Expenses of the Fund—Annual Fund Operating Expenses” and “Example” are deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.25%	[1]
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%	[1]

1        Restated to reflect a reduction in the Fund’s contractual management fee effective September 28, 2021.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect brokerage commissions that you may pay when you purchase and sell Fund shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$26
3 Years	$80
5 Years	$141
10 Years	$318

PLEASE KEEP THIS WITH YOUR FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

NGM-NULGS-0921P